Exhibit 99.2

                The New York Times Company Reports June Revenues

    NEW YORK--(BUSINESS WIRE)--July 18, 2006--The New York Times Company announced today that in June 2006 advertising revenues for the Company's business units increased 0.7% and total Company revenues increased 1.2% compared with June 2005.
    "To date in July, print advertising has been challenging, especially in categories such as studio entertainment, automotive and corporate, where we are experiencing declines," said Janet L. Robinson, president and CEO. "At the same time, we continue to benefit from solid gains at our digital properties, particularly About.com."

    All comparisons are for June 2006 to June 2005 unless otherwise noted:

    The New York Times Media Group - Advertising revenues for The New York Times Media Group rose 1.5%. National advertising revenues increased as strength in banking, financial-B2B/insurance and telecommunications advertising offset softness in the studio entertainment, national automotive and hotel ad categories. Retail advertising revenues decreased due to weakness in department and fashion apparel store advertising. Classified advertising revenues declined as softness in automotive and help-wanted advertising offset solid gains in real estate advertising.

    New England Media Group - Advertising revenues for the New England Media Group decreased 10.0%. National advertising revenues were lower on softness in national automotive, telecommunications, travel and entertainment advertising. Retail advertising revenues decreased largely due to the consolidation of the group's two largest department store advertisers. Classified advertising revenues decreased because of weakness in automotive, real estate and help-wanted advertising.

    Regional Media Group - Advertising revenues for the Regional Media Group grew 3.3%. Retail advertising revenues increased as growth in home improvement and banking advertising offset weakness in telecommunications advertising. Classified advertising revenues outpaced last year as strong gains in real estate advertising offset softer automotive and help-wanted advertising.
    The Internet ad revenues included in the three media groups above increased 22.7% due to continued robust growth in both display and classified advertising. In the second quarter, Internet ad revenues rose 25.0%, and year-to-date they increased 24.0%.
    TimesSelect, the fee-based product on NYTimes.com that includes The Times's distinctive columnists and extensive access to its archives, currently has approximately 513,000 subscribers, with about 63% receiving TimesSelect as a benefit of their home-delivery subscriptions and 37% receiving it from online-only subscriptions.
    Circulation revenues for June were on a par with last year. Circulation revenues increased at The New York Times Media Group and the Regional Media Group, but declined at the New England Media Group.

    Broadcast Media Group - Advertising revenues grew 10.0% at the Broadcast Media Group, which benefited from the acquisition of KAUT-TV. Excluding KAUT-TV, advertising revenues increased 6.3% mainly due to political advertising.

    About.com - Advertising revenues for About.com rose 38.0%. June's growth was due to significant increases in both cost-per-click and display advertising. Display advertising increased on growth in the retail, telecommunications, technology, food, pharmaceutical and financial ad categories.

    Except for the historical information contained herein, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those predicted by such forward-looking statements. These risks and uncertainties include national and local conditions, as well as competition, that could influence the levels (rate and volume) of retail, national and classified advertising and circulation generated by our various markets and material increases in newsprint prices. They also include other risks detailed from time to time in the Company's publicly filed documents, including the Company's Annual Report on Form 10-K for the year ended December 25, 2005. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

    The New York Times Company (NYSE: NYT), a leading media company with 2005 revenues of $3.4 billion, includes The New York Times, the International Herald Tribune, The Boston Globe, 15 other daily newspapers, nine network-affiliated television stations, two New York City radio stations and 35 Web sites, including NYTimes.com, Boston.com and About.com. The Company's core purpose is to enhance society by creating, collecting and distributing high-quality news, information and entertainment.

    This press release can be downloaded from www.nytco.com




                      THE NEW YORK TIMES COMPANY
                    2006 TOTAL COMPANY REVENUES (a)
                         JUNE AND YEAR TO DATE

----------------------------------------------------------------------

Total Company Revenues
($ 000's)
                            June                   Year to Date
               -------------------------------------------------------
                                     %                            %
                  2006      2005   Change     2006      2005    Change
               --------- --------- ------  ---------- --------- ------
Advertising
 Revenues
 News Media
  National(b)   $68,356   $68,187   +0.2    $452,657    $456,347  -0.8
  Retail(c)      35,876    36,656   -2.1     232,578     235,220  -1.1
  Classified(d)  49,137    50,135   -2.0     309,338     304,697  +1.5
  Other Ad
   Revenue(e)     4,956     4,798   +3.3      31,819      30,323  +4.9
               --------- ---------        ----------- -----------
 Sub-Total      158,324   159,775   -0.9   1,026,393   1,026,587  -0.0

 Broadcast
  Media          11,617    10,560  +10.0      69,862      66,958  +4.3
               --------- ---------        ----------- -----------
 Sub-Total      169,941   170,335   -0.2   1,096,255   1,093,545  +0.2

 About.com        5,809     4,210  +38.0      36,355      12,597   N/A
               --------- ---------        ----------- -----------

Total
 Advertising
 Revenues       175,750   174,546   +0.7   1,132,611   1,106,142  +2.4

Circulation
 Revenues        67,285    66,868   +0.6     439,986     438,099  +0.4
Other Revenues
 (f)             19,996    18,510   +8.0     117,923     106,411 +10.8
               --------- ---------        ----------- -----------

Total Company
 Revenues      $263,031  $259,924   +1.2  $1,690,520  $1,650,652  +2.4
               ========= =========        =========== ===========

----------------------------------------------------------------------

(a) Numbers may not add due to rounding.

(b) Includes all ad revenue from the International Herald Tribune.

(c) Includes all preprint revenues.

(d) Includes legal advertising.

(e) Primarily includes ad revenue from the Regional Media Group's magazines.

(f) Primarily includes revenues from wholesale delivery operations, news services, direct marketing, digital archives, commercial printing and TimesSelect.


                      THE NEW YORK TIMES COMPANY
                    2006 TOTAL COMPANY REVENUES (a)
                            SECOND QUARTER

----------------------------------------------------------------------

Total Company Revenues
 ($ 000's)
                                             Second Quarter
                                --------------------------------------
                                                               %
                                    2006         2005        Change
                                ------------ ------------ ------------
Advertising Revenues
 News Media
  National (b)                     $227,200     $228,305         -0.5
  Retail (c)                        121,658      121,894         -0.2
  Classified (d)                    155,331      158,511         -2.0
  Other Ad Revenue (e)               16,807       15,751         +6.7
                                ------------ ------------
 Sub-Total                          520,996      524,460         -0.7

 Broadcast Media                     38,542       36,355         +6.0
                              ------------ ------------
 Sub-Total                          559,537      560,815         -0.2

 About.com                           18,447       11,547        +59.7
                                ------------ ------------

Total Advertising Revenues          577,984      572,363         +1.0

Circulation Revenues                219,705      218,482         +0.6
Other Revenues (f)                   61,059       54,224        +12.6
                                ------------ ------------

Total Company Revenues             $858,748     $845,069         +1.6
                                ============ ============

----------------------------------------------------------------------

(a) Numbers may not add due to rounding.

(b) Includes all ad revenue from the International Herald Tribune.

(c) Includes all preprint revenues.

(d) Includes legal advertising.

(e) Primarily includes ad revenue from the Regional Media Group's magazines.

(f) Primarily includes revenues from wholesale delivery operations, news services, direct marketing, digital archives, commercial printing and TimesSelect.


                      THE NEW YORK TIMES COMPANY
                     2006 ADVERTISING REVENUES (a)
                         JUNE AND YEAR TO DATE

----------------------------------------------------------------------

Total Company Advertising Revenues
($ 000's)
                        June                     Year to date
              --------------------------------------------------------
                                      %                           %
                   2006      2005   Change    2006        2005  Change
                 --------  -------- ------ ----------  -------- ------
News Media
 Group
 New York Times
  Media Group(b)  $95,895   $94,503   +1.5  $623,856    $613,228  +1.7
 New England
  Media Group(c)   33,906    37,661  -10.0   210,145     230,586  -8.9
 Regional
  Media Group      28,524    27,611   +3.3   192,392     182,773  +5.3
                 --------  --------        ----------  ----------

Sub-Total         158,324   159,775   -0.9 1,026,393   1,026,587  -0.0

Broadcast Media
 Group(d)          11,617    10,560  +10.0    69,862      66,958  +4.3
                 --------  --------        ----------  ----------

 Sub-Total        169,941   170,335   -0.2 1,096,255   1,093,545  +0.2

About.com           5,809     4,210  +38.0    36,355      12,597   N/A
                 --------  --------        ----------  ----------

Total Company
 Ad Revenues     $175,750  $174,546   +0.7 $1,132,611  $1,106,142 +2.4
                ========= =========        ========== ===========

----------------------------------------------------------------------

(a) Numbers may not add due to rounding.

(b) The New York Times, NYTimes.com, International Herald Tribune and
    WQXR-FM.

(c) The Boston Globe, Boston.com and the Worcester Telegram & Gazette.

(d) Beginning in November 2005, includes the results of KAUT-TV, purchased November 3, 2005. Excluding KAUT-TV, advertising revenues were up 6.3% in June and up 0.5% year to date.


                      THE NEW YORK TIMES COMPANY
                     2006 ADVERTISING REVENUES (a)
                            SECOND QUARTER

----------------------------------------------------------------------

Total Company Advertising
Revenues
($ 000's)
                                            Second Quarter
                                --------------------------------------
                                                               %
                                    2006         2005        Change
                                ------------ ------------ ------------
News Media Group
 New York Times Media Group(b)     $316,045     $311,762         +1.4
 New England Media Group(c)         108,608      121,179        -10.4
 Regional Media Group                96,343       91,519         +5.3
                                ------------ ------------

Sub-Total                           520,996      524,460         -0.7

Broadcast Media Group(d)             38,542       36,355         +6.0
                                ------------ ------------

 Sub-Total                          559,537      560,815         -0.2

About.com                            18,447       11,547        +59.7
                                ------------ ------------

Total Company Ad Revenues          $577,984     $572,363         +1.0
                                ============ ============

----------------------------------------------------------------------

(a) Numbers may not add due to rounding.

(b) The New York Times, NYTimes.com, International Herald Tribune and
    WQXR-FM.

(c) The Boston Globe, Boston.com and the Worcester Telegram & Gazette.

(d) Beginning in November 2005, includes the results of KAUT-TV, purchased November 3, 2005. Excluding KAUT-TV, advertising revenues were up 2.4% in the second quarter.

----------------------------------------------------------------------

                      THE NEW YORK TIMES COMPANY
                   2006 NEWS MEDIA AD REVENUE GROWTH
                        BY CLASSIFIED CATEGORY
                 JUNE, SECOND QUARTER AND YEAR TO DATE

----------------------------------------------------------------------
                                   % Change     % Change     % Change
                                   June '06       Q2 '06      YTD '06
                                 vs. June '05  vs. Q2 '05  vs. YTD '05
                                --------------------------------------
News Media
 Help Wanted                         -8.9         -9.0         -5.4
 Real Estate                        +13.8        +13.7        +19.9
 Automotive                         -18.3        -16.5        -14.9

----------------------------------------------------------------------

                      THE NEW YORK TIMES COMPANY
                   2006 PRINT ADVERTISING VOLUME (a)
        (Inches in thousands, Preprints in thousands of copies)
                         JUNE AND YEAR TO DATE

----------------------------------------------------------------------
                        June                     Year to Date
----------------------------------------------------------------------
                                  %                              %
               2006     2005    Change     2006       2005     Change
             -------- -------- -------- ---------- ---------- --------
National(b)    173.7    179.6     -3.3    1,166.0    1,183.1     -1.4
Retail         474.8    481.1     -1.3    3,097.2    3,164.0     -2.1
Classified     746.2    751.6     -0.7    4,859.9    4,858.6     +0.0
             -------- --------          ---------- ----------
Total ROP    1,394.8  1,412.3     -1.2    9,123.0    9,205.6     -0.9
             -------- --------          ---------- ----------

Part Run/
 Zoned         184.1    183.3     +0.5    1,015.8    1,065.9     -4.7
             -------- --------          ---------- ----------
Total        1,578.9  1,595.6     -1.0   10,138.8   10,271.5     -1.3
             ======== ========          ========== ==========

Preprints    216,185  222,024     -2.6  1,403,055  1,415,641     -0.9
----------------------------------------------------------------------

(a) Advertising volume is based on preliminary internal data, which may be updated in subsequent reports and may not be indicative of advertising revenue or operating profit. Numbers may not add due to rounding.

(b) Includes all ad volume from the International Herald Tribune.


                      THE NEW YORK TIMES COMPANY
                   2006 PRINT ADVERTISING VOLUME (a)
                  (Inches in thousands, Preprints in
                         thousands of copies)
                            SECOND QUARTER


----------------------------------------------------------------------
                                            Second Quarter
----------------------------------------------------------------------

                                    2006         2005        Change
                                ------------ ------------ ------------
National (b)                          584.3        594.0         -1.6
Retail                              1,590.1      1,604.6         -0.9
Classified                          2,483.4      2,518.9         -1.4
                                ------------ ------------
Total ROP                           4,657.8      4,717.5         -1.3
                                ------------ ------------

Part Run/ Zoned                       555.4        583.7         -4.9
                                ------------ ------------
Total                               5,213.2      5,301.3         -1.7
                                ============ ============

Preprints                           716,905      727,570         -1.5

----------------------------------------------------------------------

(a) Advertising volume is based on preliminary internal data, which may be updated in subsequent reports and may not be indicative of advertising revenue or operating profit. Numbers may not add due to rounding.

(b) Includes all ad volume from the International Herald Tribune.


    CONTACT: The New York Times Company
             Catherine J. Mathis, 212-556-1981
             mathis@nytimes.com
              or
             Paula Schwartz, 212-556-5224
             schwap@nytimes.com